REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of this ___ day of _________________, 2006, by and between WELUND FUND, INC., a Nevada corporation (the “Company”), and ______________________________ (a “Holder”).

Premises

This Agreement shall govern the rights of the Holder respecting the registration under the Securities Act of the resale of securities owned by Holder and acknowledges that the Company expects that it will enter into registration rights agreements of similar tenor and effect respecting additional shares of Common Stock to be issued.

Agreement

NOW, THEREFORE, based on the foregoing premises, which are incorporated herein by reference, and for and in consideration of the mutual promises and covenants of the parties set forth herein, the parties hereby agree as follows:

1.    Definitions. For purposes of this Agreement:

(a)   “Agreement” shall mean this Agreement.

(b)   “Common Stock” shall mean the common stock of the Company, par value $0.0001 per share.

(c)   “Company” has the meaning set forth in the introductory paragraph of this Agreement.

(d)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(e)   “Holder” means a Holder of Registrable Securities, or any permitted assignee of any of the foregoing, if the transfer to such assignee has been recorded in the corporate books and records of the Company, in accordance with the provisions of this Agreement.

(f)   “Holders” shall mean the Holder together with all other Holders of Registrable Securities.

(g    “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement on Form SB-2 in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.

(h)   “Registrable Securities” means the Common Stock issued by the Company to the Holder pursuant to the Subscription Agreement dated [__________] [__], 2006 and any Common Stock or other securities issued or issuable in respect of such shares upon any stock split, stock dividend, recapitalization, or similar event, and any other shares the Company wishes to include in a registration statement undertaken by the Company whether or not part of an under written public offering, provided, however, that shares of Common Stock or other securities shall cease to be a Registrable Securities for purposes of this Agreement at such time as: (i) counsel to the Company renders an opinion to the Holder of such shares or security to the effect that such shares or security can be freely transferred without registration under the Securities Act, either through a sale of all of such securities of such Holder in a single 90-day period by satisfying all of the conditions of Rule 144 or otherwise (which counsel and opinion shall be reasonably acceptable to such Holder); (ii) counsel to a Holder of such shares or security renders an opinion to the Company to the effect that such shares or security can be freely transferred without registration under the Securities Act, either through a sale of all of such securities of such Holder in a single 90-day period by satisfying all of the conditions of Rule 144 or otherwise (which counsel and opinion shall be reasonably acceptable to the Company); (iii) securities for which a registration statement respecting the sale of such securities has become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement; (iv) such securities have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act and the purchaser thereof does not receive “restricted securities” as defined in Rule 144; (v) such securities have been held, either separately or in the aggregate, to the extent tacking of holding periods is permitted under the Securities Act, for the period specified in paragraph (k) of Rule 144 (or any similar provision then in force), so as to permit the sale of such shares without restrictions on transfer under the Securities Act; or (vi) such securities shall have ceased to be outstanding.

(i)    “Registration Expenses” shall mean all expenses incurred by the Company in complying with section 2 hereof, including all registration, qualification, and filing fees; printing expenses; escrow fees; fees and disbursements of counsel for the Company; fees and expenses incurred in qualifying the subject securities for resale in applicable states; and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

(j)   “Securities Act” means the Securities Act of 1933, as amended, or any similar or successor federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

(k)   “SEC” means the United States Securities and Exchange Commission.

(l)    “Selling Expenses” shall mean all underwriting discounts, selling commissions, and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders.

(m)     “Violation” has the meaning set forth in section 9(a) hereof.

2.    Piggyback Registration.

(a)   After the close of a merger or acquisition transaction between the Company and a target operating company, if the Company initiates a Registration (either for its own account or the account of a security holder or holders exercising their respective demand registration rights), the Company will: (i) promptly give the Holders written notice thereof (which will include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws) and (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by the Holder within twenty (20) days after delivery of such written notice from the Company subject to the underwriters’ marketing limitation but in no event less than 10% of the securities included in such registration statement; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification, or compliance pursuant to this subsection:

(i)    that is not permitted by the SEC;

(ii)   in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;.

(b)   The Company will as soon as practicable, use its commercially reasonable best efforts to cause such Registration to become effective or qualified (including the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities of any Holder or Holders;

(c)   The Holders shall have unlimited Piggyback Registration rights until all the Registrable Securities are registered as provided herein.

(d)   In the event that a registration pursuant to this section 2 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to this section. The right of any Holder to registration pursuant to this section shall be conditioned upon such Holder’s participation in the underwriting arrangements required by this section and the inclusion of such Holder’s Registrable Securities in the underwriting, to the extent requested and provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this section, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 1,000 shares. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter, and the Holders. The Registrable Securities or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the date of the final prospectus used in such public offering.

3.    Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall proceed diligently and in good faith to:

(a)   prepare and file with the SEC a registration statement with respect to such Registrable Securities and use commercially reasonable best efforts to cause such registration statement to become effective and keep such registration statement effective until the earliest of the passage of one year, until all Registrable Securities included therein have been sold by the selling Holder(s), or until the Company has received an opinion from its legal counsel that the sale of such securities is no longer required to be registered by reason of Rule 144(k) adopted under the Securities Act;

(b)   use commercially reasonable best efforts to prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for a period of at least one year, excluding any period during which securities cannot be sold thereunder as described in subsection (f) of this section and section 5(b);

(c)   furnish to the Holders of the Registrable Securities included in such registration statement such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d)   use commercially reasonable best efforts to register and qualify the securities covered by such registration statement under such other or state securities laws of such jurisdictions as shall be reasonably requested by the Holders; provided that, the Company is not required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e)   in the event of any underwritten public offering of Registrable Securities, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f)   timely notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event that limits the Holder’s ability to rely on such registration statement, including any event that results in the prospectus included in such registration statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; any stop order issued by the SEC or any state securities agency; or the suspension or limitation of any state exemption on which the Company and the Holders are relying, in which case, the Company shall use commercially reasonable best efforts to file an amendment to update the registration statement to the extent necessary or to take other remedial action;

(g)   cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(h)   provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

(i)    in the event of an underwritten public offering of Registrable Securities, use commercially reasonable best efforts to furnish, if required under the terms of the underwriting agreement, on the date that such Registrable Securities are to be delivered to the underwriters for sale in connection with a registration: (i) an opinion of the counsel representing the Company for the purposes of such registration, dated such date, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (ii) a letter from the independent certified public accountants of the Company dated such date, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

4.    Cooperation by the Holder.

(a)   Each Holder shall furnish to the Company in writing such information and affidavits as the Company may reasonably require from the Holders in connection with any registration, qualification, or compliance with respect to such Registrable Securities. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities and other securities in the Company held, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

(b)   Notwithstanding subsection (f) of section 3, Holder shall have the obligation to notify the Company of its intent to sell Registrable Securities prior to any sales of Registrable Securities under the registration statement. In the event the Company provides notice of the happening of any event of the kind described in subsection (f) of section 3, Holder will forthwith discontinue disposition of the Registrable Securities until Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (f) of section 3 or until it is advised in writing by the Company that the use of such prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in such prospectus, and if so directed by the Company, Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company all copies, other than permanent file copies then in Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(c)   At the end of any periods during which the Company is obligated to keep any registration statement current and effective as provided herein, Holder shall discontinue sales of securities pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the securities covered by such registration statement that remain unsold, and Holder shall notify the Company of the number of securities registered that remain unsold promptly after receipt of such notice from the Company.

(d)   Holder acknowledges that the registration of the sale of the Registrable Securities or the availability of an exemption from registration in certain states may impose certain limitations and conditions on the manner and nature of such sales. The Company shall advise Holder in writing of such registration or exemption and the related limitations and conditions from time to time. Holder shall be solely responsible for Holder’s own compliance with such limitations and conditions.

5.    Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to section 2 shall be borne by the Company. All Selling Expenses in any such registration shall be borne by the Holders of Registrable Securities pro rata on the basis of the number of shares to be registered.

6.    Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

7.    Indemnification. In the event any Registrable Securities are included in a registration statement:

(a)   To the extent permitted by law, the Company will indemnify and hold harmless each Holder whose Registrable Securities are included in a registration statement, any underwriter (as defined in the Securities Act) for such Holder, and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities to which they may become subject under the Securities Act, insofar as such losses, claims, damages, or liabilities arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any Violation or alleged Violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act; and the Company will pay to each such Holder, underwriter, or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, or controlling person, or failure of Holder to comply with its covenants and agreements contained in Section 4 respecting sale of Registrable Securities or any statement or omission in any prospectus that is converted in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sale by the Holder.

(b)   To the extent permitted by law, each selling Holder whose Registrable Securities are included in a registration statement will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement, and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

(c)   Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this subsection, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this subsection, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this subsection.

(d)   If the indemnification provided for in this section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing provision, the contribution obligation of each Holder shall be in proportion to its sale of Registrable Securities to which such loss relates and shall not be joint with any other Holders.

(e)   Each Holder’s obligation to indemnify under this Section 7 shall be limited to the aggregate amount of Registrable Securities registered on registration statements giving rise to Violations calculated based on the fair market value of such Registrable Securities on the date a claim is initiated, unless such Violations are willful in nature.

(f)    Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(g)   The obligations of the Company and Holders under this section shall survive the completion of any offering of Registrable Securities pursuant to a registration statement.

8.    Current Public Information. With a view to making available the benefits of certain rules and regulations of the SEC that may at any time permit the sale of the restricted securities to the public without registration, after such time as the Shares have been held, either separately or in the aggregate, to the extent tacking of holding periods is permitted under the Securities Act, to satisfy the requirements of paragraph (d) of Rule 144 through the date after which the restricted securities can be resold without restriction and without complying with Rule 144 pursuant to the provisions of paragraph (k) of Rule 144 or any successor rule, the Company agrees to use its best efforts to:

(a)   make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

(b)   file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c)   furnish to the Holders forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as the Holders may reasonably request in availing themselves of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

9.    Transfer of Registration Rights. The rights and all related obligations under this Agreement shall automatically be transferred to and binding on any transferee or assignee of the Registrable Securities; provided that: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; (c) the transfer or assignment is in compliance with the Securities Act and applicable state securities law or an exemption from the registration requirements of the Securities Act and applicable state securities laws; (d) such transferee or assignee shall not be deemed by the Board of Directors of the Company to be a competitor or potential competitor of the Company; and (e) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

10.     Market Stand Off Agreement. In order to facilitate the possibility of future public offerings of Common Stock, the Holder and any subsequent Holder agree that the shares of Common Stock included in the Registrable Securities will not be resold during a period commencing 15 days preceding the effective date of a registration statement under the Securities Act for a public offering for cash by the Company of its Common Stock or securities convertible into or exercisable or exchangeable for its Common Stock and continuing until the earlier of abandonment of the proposed public offering or 90 days following the date of the last closing in the public offering period, but not to exceed, in any event, 180 days. Holders of such securities shall cooperate with the Company in providing reasonable written assurances respecting the foregoing to the underwriter of any such public offering. During the above restricted period, Holders shall not directly or indirectly sell, offer to sell, contract to sell (including any short sale), grant any option to purchase, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) shares of Common Stock included in the Registrable Securities at any time during such period except securities included in such registration. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions respecting such shares of Common Stock held by each Holder, which shall be binding on any assignee or successor of such Holder (and the shares or securities of every other person subject to the foregoing restriction), until the end of such restricted period. At the request of the company, the Holder will confirm in writing the foregoing covenant.

11.     Miscellaneous.

(a)   Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b)   This Agreement shall be governed by and construed under the laws of the state of Nevada.

(c)   This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d)   The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e)   This Agreement may be executed in one or more counterparts of like tenor, each of which shall be deemed an original, and all of which taken together shall be considered a single instrument.

(f)   Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given if delivered personally, by facsimile transmission (if receipt is confirmed by the facsimile operator of the recipient), by overnight courier service, or by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses indicated for such party on the signature page hereof. For the purposes of any notice required to be given to Holders, the Company can rely on the address for the registered Holder of the securities in question as reflected on its stock transfer records, and such notice shall be deemed adequate notice to the original or any subsequent Holder. Any notice hereunder delivered in person or by facsimile (if receipt is confirmed by the facsimile operator of the recipient) shall be deemed given on the date hereof; any notice by registered or certified mail shall be deemed given three days after the date of mailing; and any notice by overnight courier shall be deemed given one day after the date so sent, provided that notices of a change of address shall be effective only upon receipt thereof.

(g)   If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

(h)   The parties hereby specifically acknowledge that monetary damages for breach of this Agreement may be difficult to determine and/or inadequate to compensate the parties for such breach and hereby agree that, in the event of any breach, the parties, in addition to any other remedies they may have under the terms of this Agreement or at law, shall have the right to bring an action in equity for an injunction against the breach or threatened breach or seeking specific performance of the obligations of the other party under the terms of this Agreement.

(i)   Any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least two-thirds of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this subsection shall be binding upon each Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities, and the Company.

(j)   If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(k)    All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

(l)	This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

WELUND FUND, INC.:

_________________________________________
Name: ____________________________________

Title: _____________________________________

HOLDER:

_________________________________________
Signature

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Printed Name

_________________________________________
Number and Street

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City, State, and Zip